                                                                    EXHIBIT 10.4

                      FIRST AMENDMENT TO LEASE AGREEMENT
                      ----------------------------------

     THIS FIRST AMENDMENT TO LEASE AGREEMENT is made and entered into as of this 2nd day of August, 1993 by and between Great Lakes Investors I, an Illinois limited partnership ("Lessor") and Roll & Hold Warehousing and Distribution Corp., an Illinois corporation ("Lessee").

                                   RECITALS
                                   --------

     WHEREAS, Lessor and Area Transportation Company, Inc., an Illinois corporation ("Original Area"), entered into that certain Lease Agreement dated as of May 1, 1992 ("Lease"), pertaining to certain premises located in Lake County, Indiana, more particularly described in Exhibit A to the Lease; and

     WHEREAS, subsequent to the date of the Lease, Original Area was merged into Area Interstate Trucking, Inc., an Illinois corporation ("Area Interstate") which was the surviving corporation of said merger and thereupon or thereafter, Area Interstate changed its name to Area Transportation Company, Inc., an Illinois corporation ("New Area"); and

     WHEREAS, New Area assigned all of its right, title and interest in and to the Lease to Lessee pursuant to that certain Assignment and Assumption of Lease Agreement dated as of August 2, 1993 from New Area to Lessee; and

     WHEREAS, Lessor and Lessee desire to amend the Lease as more fully set forth below.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the covenants and conditions herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

     1. Definitions. All terms used herein without definition shall have the meanings ascribed to such terms in the Lease.

     2. Premises. Paragraph 1 of the Lease is hereby deleted in its entirety and the following is substituted in lieu therefor:

     "1.  Premises:
          --------

     (a) Original Premises. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor for the Term, at the rental and upon all of the conditions and covenants set forth herein, that certain real estate and facilities within the Complex, including any and all buildings, structures and improvements located thereon, which are more fully described on Exhibit "B-1" attached hereto and by this reference incorporated herein (the "Original Premises"), and are commonly referred to as Units 20A, 20B, 20C, Building 16 and a portion of Building 21 of the Complex, consisting of two hundred five thousand five hundred sixty-one (205,561) stipulated rentable square feet.

     (b) Expansion and Access Premises. Effective as of the Completion Date (as hereinafter defined), Lessor shall lease to Lessee and Lessee shall lease from Lessor for the balance of the Term, at the rental and upon all of the conditions and covenants set forth herein, that certain real estate and facilities within the Complex, including any and all buildings, structure and improvements located thereon, which are more fully described on Exhibit "B-2" attached hereto and by this reference incorporated herein and are commonly referred to as (i) Units 18C and 18D of the Complex, consisting of fifty seven thousand (57,000) stipulated rentable square feet (the "Expansion Premises") and (ii) a portion of Unit 18E of the Complex, consisting of nine thousand two hundred fifty-nine (9,259) stipulated rentable square feet (the "Access Premises") (as of the Completion Date, the Original Premises, the Expansion Premises and the Access Premises, as the context shall require, are collectively referred to in the Lease as the "Premises")."

3. Rent. Paragraphs 3.1 and 3.2 of the Lease are hereby deleted in its entirety and the following are inserted in lieu therefor:

     "3.  Rent
          ----

     3.1.1  Original Premises Base Rent. Lessee shall, subject to subparagraph
     3.2 below, pay to Lessor as "Original Base Rent" for the Original Premises annual rent in the amount of Six Hundred Forty-Nine Thousand Five Hundred Seventy-Two and no/100 Dollars ($649,572.00), payable in equal monthly installment of Fifty-Four Thousand One Hundred Thirty-One and no/100 Dollars ($54,131.00), in advance, on the first (1st) day of each month of the Term.

     3.1.2 Expansion Premises and Access Premises Base Rent. From and after the date hereof through the Completion Date, the Lessee shall pay to Lessor as "Expansion and Access Premises Base Rent" for the Expansion Premises and Access Premises, monthly rent in the amount of $3,750.00, in advance, on the first (1st) day of each month during said period. Commencing as of the later of (i) January 1, 1994 or (ii) the Completion Date (the applicable date being the "Rent Commencement Date"), Lessee shall pay to Lessor as "Expansion and Access Premises Base Rent" for the Expansion Premises and Access Premises, annual rent in the amount of One Hundred Thirty Two Thousand Five Hundred Eighteen Dollars ($132,518.00), payable in equal monthly installments of Eleven Thousand Forty Three and 17/100 Dollars ($11,043.17), in advance, on the first day of each month from and after the Rent Commencement Date through the balance of the Term.

     3.1.3 General. Effective as of the Completion Date, Original Base Rent, Expansion and Access Premises Base Rent and any other amounts due hereunder are hereinafter referred to collectively as "Rent", the payment of which shall be deemed an independent covenant by Lessee. Rent for any period during the Term which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States, without demand and without set-off or deduc-tion for any reason whatsoever, to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     3.1.4 Applicable Taxes and Operating Expenses - Expansion and Access Premises Partial Abatement. Lessor agrees, from and after the date hereof through the later of (i) January 1, 1994 or (ii) the Completion Date, Lessee's Proportionate Share of Applicable Taxes and Operating Expenses applicable to the Expansion and Access Premises shall be abated.

     3.2. Annual Rent Adjustment.
          ----------------------

     (a) Original Premises. On January 1, 1996 and on the same day and month each year thereafter during the Term of the Lease (the "Adjustment Date"), the Original Base Rent shall be increased by an amount equal in proportion to the increase, if any, in the United States Department of Labor Statistics, Consumer Price Index - all items, Urban Consumers (the "CPI") applicable to the Chicago, Metropolitan area. If the CPI for the month in which the Adjustment Date occurs (the "Extension Index") shows an increase over the CPI for May, 1992 (the "Base Index"), the Original Base Rent, as determined in 3.1.1 above, shall be multiplied by fifty percent (50%) of the percentage increase of the Extension Index as of the Adjustment Date over the Base Index, which amount shall then be added to the Original Base Rent and become the adjusted Original Base Rent due and payable in equal monthly installments commencing on the Adjustment Date of that year through the next Adjustment Date; provided, however, that the monthly Original Base Rent shall in no event be decreased below the monthly Original Base Rent applicable to the preceding year. In the event that the computation of the adjusted monthly Original Base Rent is delayed because the CPI has not yet been released, said computation shall be made as soon as reasonably possible after the release of the CPI, and once said computation is completed, Lessee shall make payments of the adjusted monthly Original Base Rent retroactive to the Adjustment Date of the applicable year. If the CPI is changed from the current base year (i.e., 1982-1984=100), the CPI shall be converted in accordance with the conversion factor published by the U.S. Department of Labor. If the CPI is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result.

     (b) Expansion Premises and Access Premises. On January 1, 1995 and on the same day and month each year thereafter during the Term of the Lease (the "Other Adjustment Date"), the Expansion and Access Premises Base Rent shall be increased by an amount equal in proportion to the increase, if any, in the United States Department of Labor Statistics, Consumer Price Index - all items, Urban Consumers (the "CPI") applicable to the Chicago, Metropolitan area. If the CPI for the calendar month of October of the year immediately preceding the Other Adjustment Date (the "Other Extension Index") shows an increase over the CPI for October, 1993 (the "Other Base Index"), the Expansion and Access Base Rent, as determined in 3.1.2 above, shall be multiplied by fifty percent (50%) of the percentage increase of the Other Extension Index as of the Other Adjustment Date over the Other Base Index, which amount shall then be added to the Expansion and Access Premises Base Rent and become the adjusted Expansion and Access Base Rent due and payable in equal monthly installments commencing on the Other Adjustment Date of that year through the next Other

          Adjustment Date; provided, however, that the monthly Expansion and Access Premises Base Rent shall in no event be decreased below the monthly Expansion and Access Premises Base Rent applicable to the preceding year. In the event that the computation of the adjusted monthly Expansion and Access Premises Base Rent is delayed because the CPI has not yet been released, said computation shall be made as soon as reasonably possible after the release of the CPI, and once said computation is completed, Lessee shall make payments of the adjusted monthly Expansion and Access Premises Base Rent retroactive to the Adjustment Date of the applicable year. If the CPI is changed from the current base year (i.e., 1982-1984=100), the CPI shall be converted in accordance with the conversion factor published by the U.S. Department of Labor. If the CPI is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result.

4. Security Deposit. As of the Completion Date, Lessee hereby agrees to deposit with Lessor a sufficient sum of money to increase the security deposit held by Lessor under Paragraph 4 of the Lease to an amount equal to Eighty Thousand Eight Hundred Five and 17/100 Dollars ($80,805.17).

5. Lessor's Work. As soon as reasonably practicable subsequent to the date hereof, Lessor, at Lessor's sole cost and expense, shall complete the following improvements to the Expansion Premises and Access Premises (collectively, "Lessor's Work"):

     a. Lessor shall extend Lessee's currently existing cranework system into the Expansion Premises;

     b. Lessor shall install two (2) twenty-five (25) ton cranes into the Expansion Premises. These cranes shall be P & H Class D cranes which are radio controlled with cab seating or such other equivalent cranes as Lessee shall approve in writing, which approval shall not be unreasonably withheld or delayed;

     c. Lessor shall remove the existing demising partitions currently located on the west and south walls of the Expansion Premises;

     d. Lessor shall erect a separate demising partition on the northernmost boundary of the Expansion Premises. The partition is to consist of steel sheets comparable to the steel sheet partitions located in the Original Premises and shall be insulated to the same R value as those partitions removed pursuant to clause c. immediately above. It is acknowledged and agreed by Lessee that materials from the partitions removed pursuant to clause c. immediately above may be salvaged and re-installed by Lessor;

     e. Lessor shall provide the necessary labor and materials to construct the Access Premises;

     f. Lessor shall adjust the heating equipment currently located in the Original Premises necessary to provide heat and airflow into the Expansion Premises. Lessor shall further install any additional equipment necessary to maintain the heating specifications contained in the Lease, including building pressurization.

          When Lessor is of the reasonable option that Lessor's Work is Substantially Complete (as hereinafter defined), Lessor shall so notify Lessee, and upon such notification, Lessor and Lessee shall promptly (and not later than five (5) business days after the date of Lessor's notice) inspect the Expansion Premises and Access Premises and mutually prepare a written statement of yet to be completed items of Lessor's Work ("Punch List"). It is acknowledged between the parties, the completion date ("Completion Date") shall be deemed to have occurred when the Expansion Premises and Access Premises shall be Substantially Completed. The Expansion Premises and Access Premises shall be deemed substantially completed ("Substantially Completed" or Substantial Completion") at such time as, in the reasonable opinion of Lessor and Lessee, Lessor has completed Lessor's Work to the point where items on the Punch List do not materially impair

          Lessee's ability to conduct normal business operations in the Expansion Premises and Access Premises ("Lessor's Work Standard"). Lessor will complete the Punch List as soon as reasonably practical after the Completion Date.

6. Possession. Lessee will take possession of the Expansion Premises and Access Premises as of and on the Completion Date. In the event, with Lessor's consent, Lessee shall occupy all or any portion of the Expansion Premises and/or Access Premises prior to the Completion Date, all of the covenants and conditions of the Lease (except for the payment of Rent pursuant to subparagraph 3.1.2 hereof, however, Lessee shall continue to be obligated to pay to Lessor the Rent payable to Lessor for the current occupancy of a portion of the Expansion Premises in accordance with the terms of the Lease) shall be binding upon Lessee in respect to such occupancy as if the Completion Date had been the date when Lessee began such occupancy.

7. Property Taxes. Effective as of the Completion Date, for all purposes of Paragraph 9.1 of the Lease, Lessee's "Proportionate Share" shall increase from twenty and 15/100 percent (20.15%) to twenty-six and 64/100 percent (26.64%).

8. Common Area Expenses. Lessee hereby acknowledges and agrees, as of the Completion Date, Lessee's Proportionate Share of the Operating Expenses applicable to the Original Premises shall be twenty and 15/100 percent (20.15%) and as applicable to the Expansion Premises and Access Premises shall be six and 18/100 percent (6.49%) and as to the Premises shall increase from twenty and 15/100 percent (20.15%) to twenty-six and 64/100 percent (26.64%). It is further agreed between the parties that, as of the Completion Date, clauses (b) and (c) contained in the last grammatical paragraph of paragraph 10 of the Lease shall be deleted in their entirety and the following is inserted in lieu therefor:

     "(b) Lessee's Proportionate Share of Operating Expenses applicable to the Original Premises for calendar year 1993 shall not exceed One Hundred Eighty One Thousand Five Hundred Seventy Two and 02/100 Dollars ($181,572.02), and (c)(i) the increase in Lessee's Proportionate Share of Operating Expenses applicable to the Original Premises for calendar year 1994 shall not exceed ten percent (10%) of Lessee's

     Proportionate Share of Operating Expenses applicable to the Original Premises charged to Lessee in calendar year 1993 and (ii) the increase in Lessee's Proportionate Share of Operating Expenses applicable to the Premises for any calendar year after calendar year 1994 shall not exceed ten percent (10%) of Lessee's Proportionate Share of Operating Expenses applicable to the Premises charged to Lessee in the prior calendar year."

          Lessor and Lessee acknowledge and agree the provisions of subparagraphs (b) and (c)(i) above apply only to the Original Premises and are inapplicable to the Expansion Premises and Access Premises (it being acknowledged between the parties Lessee shall be charged the full Lessee's Proportionate Share of Operating Expenses applicable to the Expansion Premises and Access Premises for calendar year 1994), and after calendar year 1994 shall not increase more than ten percent (10.0%) of the previous year.

9. Option to Renew. Provided Lessee is not in default under the terms and conditions of the Lease on (i) the date Lessee delivers to Lessor the Renewal Notice (as defined below) and (ii) the date the Renewal Period (as defined below) commences, Lessee shall have the option ("Renewal Option") to extend the Term of the Lease for one (1) additional five (5) year period ("Renewal Period"). If Lessee desires to exercise its Renewal Option, Lessee shall deliver written notice ("Renewal Notice") to Lessor at least fourteen (14) months prior to the expiration of the Term. The Renewal Option shall on the same terms and conditions as contained in the Lease, except annual Rent for the Renewal Period shall be the Prevailing Market Rental Rate (as defined below). Notwithstanding any of the foregoing, any attempt by Lessee to exercise the Renewal Option by any method, or at any time, or in any circumstance, except as specifically set forth above, shall, at the sole option and discretion of Lessor be null and void and of no force or effect. For purposes of this Paragraph 9, "Prevailing Market Rental Rate" shall mean the rental rate, expressed as the annual amount per rentable square foot for a term equivalent to the period for which Prevailing Market Rental Rate is being determined and rental related terms beginning with the first (1st) day of the subject period that a willing, creditworthy, new, non-equity tenant leasing comparable space to Lessee's would pay and a willing, comparable landlord of an industrial complex comparable to the Complex located in the Chicago Metropolitan Industrial Market, includ-ing, Lake County, Indiana (the "Market") would accept at arms length, giving appropriate consideration to annual rental rate per rentable square foot, rental escalations (including type, base year and stops), length of lease term, size and location of the premises being leased and other generally applicable terms and conditions prevailing for comparable space in comparable industrial complexes located in the Market. It is hereby agreed between Lessor and Lessee that each party shall negotiate in good faith for a period of sixty (60) days subsequent to the date Lessor is in receipt of the Renewal Notice ("Negotiation Period") as to the Prevailing Market Rental Rate. In the event Lessor and Lessee are unable to agree upon the Prevailing Market Rental Rate, despite each party's good faith efforts, prior to the expiration of the Negotiation Period, Lessee's Renewal Option shall be deemed no longer to be of any force and effect.

10. Right of First Opportunity. Subject to any pre-existing rights of other tenants within the Complex to lease all or any portion of the Right of First Opportunity Premises (as defined below), and provided Lessee is not in default under the terms and conditions of the Lease as of the date Lessee notifies Lessor of its desire to exercise a Right of First Opportunity (as defined below), Lessee shall have a right of first opportunity through the end of the Term ("Right of First Opportunity") to lease any space adjacent to the Premises which becomes available for leasing to third parties during the Term (the "Right of First Opportunity Premises"), subject to the terms and conditions hereof. Immediately prior to the date on which Lessor contemplates offering all or a portion of the First Opportunity Premises to third parties (in such case, a "Proposal"), Lessor shall notify Lessee, in writing, as to the date in the future ("Availability Date") when such Right of First Opportunity Premises shall be available to Lessee ("Lessor's Notice"), which Lessor's Notice shall also contain a narrative description of the terms of the Proposal. Lessee must notify Lessor, in writing, within five (5) days immediately following Lessee's receipt of Lessor's Notice of Lessee's desire to exercise its Right of First Opportunity ("Lessee's First Opportunity Notice") with respect to that portion of the Right of First Opportunity Premises designated in Lessor's Notice ("Designated Space"). Lessee's Right of First Opportunity must be exercised as to one hun-dred percent (100%) of the Designated Space. If Lessee does not notify Lessor of its election to exercise its Right of First Opportunity with respect to the Designated Space within said five (5) day period, then, in such event, Lessee shall be deemed to have elected not to exercise its Right of First Opportunity with respect to the Designated Space and shall be deemed to have waived its Right of First Opportunity with respect to such Designated Space. If Lessee elects to exercise Lessee's Right of First Opportunity within the aforesaid five (5) day period, then, in such event, Lessee shall lease the Designated Space, as of the Availability Date, on the same terms and conditions contained in the Lease, except (i) Rent for the Designated Space shall be the rent set forth in the Proposal and (ii) the term "Premises" for all purposes of the Lease shall include the Designated Space. In the event Lessee delivers Lessee's First Opportunity Notice, the parties shall enter into an amendment to the Lease to reflect the incorporation of the Designated Space into the Premises and the terms referenced in this Paragraph 10. In the event Lessee fails to exercise its Right of First Opportunity, Lessor shall be free to lease the Right of First Opportunity Premises, which was the subject of Lessor's Notice, to such parties and upon such terms as Lessor may elect.

11. First Amendment. Any reference in the Lease to the "Lease" shall mean and include this First Amendment.

12. Affirmation. Except as otherwise provided herein, the terms and conditions of the Lease shall remain in full force and effect.

13. Conflict. In the event of a conflict between the terms of the Lease and the terms of this First Amendment, the terms of this First Amendment shall control.

     IN WITNESS WHEREOF, Lessor and Lessee have executed this First Amendment as of the day and year first above written.

LESSOR
------

GREAT LAKES INVESTORS I,
an Illinois limited partnership

By: Indiana Land Corp., an Illinois
    corporation, general partner

    By: /s/ John S. Gates, Jr.
        ----------------------------
        John S. Gates, Jr.,
        Its President


LESSEE
------

ROLL & HOLD WAREHOUSING AND
DISTRIBUTION CORP., an
Illinois corporation

By: /s/ Michael Kelly
    --------------------------------
    Its: CFO
         ---------------------------

                 ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT
                 --------------------------------------------

     THIS ASSIGNMENT AND ASSUMPTION OF LEASE AGREEMENT ("Assignment") is made as of the 2nd day of August, 1993 by and between AREA TRANSPORTATION COMPANY, INC., an Illinois corporation ("Assignor") and ROLL & HOLD WAREHOUSING AND DISTRIBUTION CORP., an Illinois corporation ("Assignee").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Assignor, as lessee, and Great Lakes Investors I, an Illinois limited partnership ("Landlord"), as lessor, entered into that certain Lease Agreement dated as of May 1, 1992 (the "Lease"), pertaining to certain premises located in Lake County, Indiana, more particularly described in Exhibit A to the Lease; and

     WHEREAS, Assignor desires to assign all of Assignor's right, title and interest in and to the Lease to Assignee and Assignee desires to accept all of Assignor's right, title and interest in and to the Lease.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Assignment. Assignor does hereby assign, transfer, set over and convey unto Assignee, all of Assignor's right, title and interest in and to the Lease, as lessee thereunder, to have and to hold the same unto Assignee, its successors and assigns, from and after the date hereof, subject, however, to the terms, covenants, conditions and provisions of the Lease and this Assignment.

     2. Assumption of Obligations. Assignee hereby accepts the assignment of the Lease subject to the terms and conditions of the Lease and this Assignment, and, from and after the date hereof, does hereby assume and become fully responsible for and agree to perform, discharge, fulfill and observe all of Assignor's obligations, covenants and conditions with respect to the Lease whether accruing prior to or after the date hereof with the same force and effect as if Assignee were the original party, as lessee, thereto and agrees to be liable for the observation and performance thereof.

     3. Successors. The terms, covenants, conditions and warranties herein contained and the powers hereby granted shall inure to the benefit of, and bind, all parties hereto and their respective successors and assigns.

     4. Severability. If any provision of this Assignment or the application thereof to any entity, person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Assignment and the application of its provisions to other entities, persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     5. Third Party Beneficiaries. It is expressly agreed by Assignor and Assignee that this Assignment shall not be construed or deemed made for the benefit of any third party or parties, except for any successors or assigns of Assignor or Assignee pursuant to paragraph 3 above.

     6. Entire Agreement. This document and the Agreement contain the entire agreement concerning the assignment of Leases and Contracts between the parties hereto. No variations, modifications or changes herein or hereof shall be binding upon any party hereto, unless set forth in a document duly executed by, or on behalf of, such party.

     7. Construction. Whenever used herein and the context requires it, the singular number shall include the plural, the plural the singular, and any gender shall include all genders.

     8. Governing Law. The parties agree that the law of the State of Indiana shall govern the performance and enforcement of this Assignment.

     9. Condition. This Assignment is expressly subject to and conditioned upon Landlord executing Landlord's Consent attached to this Assignment.

     IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the day and year first above written.


                                      ASSIGNOR:
                                      --------

                                      AREA TRANSPORTATION COMPANY,
                                      INC., an Illinois corporation

                                      By: /s/ Michael Kelly
                                         -------------------------------
                                           Name:  Michael Kelly
                                                 -----------------------
                                           Title:       CFO
                                                 -----------------------


                                      ASSIGNEE:
                                      --------

                                      ROLL & HOLD WAREHOUSING AND
                                      DISTRIBUTION CORP., an Illinois
                                      corporation

                                      By: /s/ Michael Kelly
                                         -------------------------------
                                           Name:  Michael Kelly
                                                 -----------------------
                                           Title:       CFO
                                                 -----------------------

                              LANDLORD'S CONSENT
                              ------------------

From and after the Effective Date (as hereinafter defined), Landlord hereby (i) consents to the foregoing Assignment and (ii) agrees to recognize Assignee as the lessee under the Lease in the same manner and to same extent as if Assignee were the original lessee thereunder and agrees to accept the performance by Assignee of lessee's obligations under the Lease. From and after the Effective Date, Assignor agrees to release Assignor from all of its obligations and liabilities under the Lease and shall only seek recourse against Assignor, if necessary, under and pursuant to the terms of the Guaranty (as hereinafter defined). For purposes of this Landlord's Consent, the "Effective Date" shall be deemed to have occurred on the later of the date upon which, (i) Assignor has executed and delivered to Landlord the Guaranty ("Guaranty") in the form attached to the Assignment as Exhibit A and (ii) Assignor and Assignee have executed and delivered to Landlord the certificate attached to the Assignment as Exhibit B.


Date:                                    GREAT LAKES INVESTORS I, an
     ----------------------              Illinois limited partnership


                                         By: Indiana Land Corp., an
                                             Illinois corporation,
                                             general partner

                                         By: /s/ John S. Gates
                                            -------------------------
                                            Its:
                                                ---------------------

                                   EXHIBIT A
                                   ---------

                                   GUARANTY
                                   --------

     FOR VALUE RECEIVED, and in consideration for, and as an inducement to Great Lakes Investors I, an Illinois limited partnership ("Landlord") to consent to the undersigned assigning all of its right, title and interest, as lessee, in and to that certain Lease Agreement dated as of May 2, 1992 ("Lease") by and between Landlord, as lessor, and the undersigned, as lessee, to Roll & Hold Warehousing and Distribution Corp., an Illinois corporation ("Tenant"), the undersigned, whose interest would be served by entering into this Guaranty, hereby absolutely and unconditionally guarantees to Landlord, its successors and assigns, through the initial term of the Lease (and not during any extension or renewal periods contained therein), the prompt and full payment of all Rent, as that term is defined in the Lease, and all other payments to be made by Tenant under the Lease, and the full performance and observance by Tenant of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant, for which the undersigned shall be jointly and severally liable with Tenant. The undersigned hereby waives any notice of non-payment, non-performance or non-observance, or proof of notice or demand.

     The undersigned agrees that, in the event of a default by Tenant under the Lease, Landlord may proceed against the undersigned before, after or simultaneously with or in lieu of proceeding against Tenant. This Guaranty shall not be terminated, affected or impaired in any manner by reason of (1) the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease; (2) the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise; (3) the commencement of summary or other proceedings against Tenant;
(4) the failure of Landlord to enforce any of its rights against Tenant; or (5) the granting by Landlord of any extensions of time to Tenant. The undersigned hereby waives all defenses of suretyship.

     The undersigned further covenants and agrees that (1) it shall be bound by all the provisions, terms, conditions, restrictions and limitations contained in the Lease which are to be observed or performed by Tenant thereunder, the same as if the undersigned were named therein as Tenant; and (2) this Guaranty shall be absolute and unconditional and shall be in full force and effect notwithstanding any amendment, addition, assignment, sublease, transfer, or other modification of the Lease, whether or not the undersigned shall have knowledge or have been notified of or agreed or consented thereto. The failure of Landlord to insist in any one or more instances upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right but the same shall continue and remain in full force and effect. If Landlord, at any time, is compelled to take action, by legal proceedings or otherwise, to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights or remedies to which Landlord may be entitled hereunder or as a matter of law or in equity, pay to Landlord all costs, including reasonable attorneys' fees, incurred or expended by Landlord in connection therewith.

     In the event the Lease is disaffirmed by a Trustee in Bankruptcy for Tenant, the undersigned agrees that it shall, at the election of Landlord, either assume the Lease and perform all of the covenants, terms and conditions of Tenant thereunder or enter into a new lease which said new lease shall be in form and substance identical to the Lease. All duties and obligations of the undersigned pursuant to this Guaranty shall be binding upon the successors, heirs, executors, personal representatives, trustees, guardians, conservators and assigns of the undersigned. If the undersigned consists of more than one person or entity, then each of such person shall be jointly and severally liable for the obligations of the undersigned under this Guaranty.

     For purposes of this Guaranty, the word "Tenant" shall also include the successors, heirs, executors, personal representatives, trustees, guardians, conservators and permitted assigns of Tenant. All capitalized terms used in this Guaranty shall have the same meanings as are given to such terms in the Lease unless otherwise specifically defined in this Guaranty. This Guaranty shall be governed by and construed in accordance with the laws of the State of Indiana.

     IN WITNESS WHEREOF, this Guaranty is executed as of the 2nd day of August 1993.

                                           AREA TRANSPORTATION COMPANY,
                                           INC., an Illinois corporation

                                           By: /s/ Michael A. Kelly
                                              -----------------------------
                                              Its:        CFO
                                                  -------------------------

                                   EXHIBIT B
                                   ---------

                                  CERTIFICATE
                                  -----------

Each of the undersigned, as a material inducement to Great Lakes Investors I, an Illinois limited partnership ("Great Lakes") consenting to Area Transportation Company, Inc., an Illinois corporation ("Area") assignment of all of its right, title and interest in and to that certain Lease Agreement dated as of May 2, 1993 (the "Lease") by and between Great Lakes, as lessor, and Area, as lessee, to Roll & Hold Warehousing and Distribution Corp., an Illinois corporation ("Roll & Hold"), pursuant to that certain Assignment and Assumption of Lease Agreement dated of even date herewith (the "Assignment") from Area to Roll & Hold, hereby represent and warrant to Great Lakes that (i) each of the undersigned is duly organized, validly existing and in good standing under the laws of the State of Illinois and (ii) the Assignment and Guaranty (as defined in Landlord's Consent attached to the Assignment), as the case may be, are duly authorized, executed and delivered by and binding upon each party, as the case may be, in accordance with their respective terms and no consent, approval or authorization is required to be obtained in connection therewith. Each of the undersigned hereby acknowledge and agree a breach, by either party, of the representations and warranties contained in this Certificate shall constitute a material breach under the Lease.

Dated as of August 2, 1993.

                                            AREA:
                                            ----

                                            AREA TRANSPORTATION COMPANY,
                                            INC., an Illinois corporation

                                            By:  /s/ Michael A. Kelly
                                                -------------------------
                                                Its:        CFO
                                                    ---------------------


                                            ROLL & HOLD:
                                            -----------

                                            ROLL & HOLD WAREHOUSING AND
                                            DISTRIBUTION CORP., an Illinois
                                            corporation

                                            By:  /s/ Michael A. Kelly
                                                -------------------------
                                                Its:        CFO
                                                    ---------------------

                                  CERTIFICATE
                                  -----------

Each of the undersigned, as a material inducement to Great Lakes Investors I, an Illinois limited partnership ("Great Lakes") consenting to Area Transportation Company, Inc., an Illinois corporation ("Area") assignment of all of its right, title and interest in and to that certain Lease Agreement dated as of May 2, 1993 (the "Lease") by and between Great Lakes, as lessor, and Area, as lessee, to Roll & Hold Warehousing and Distribution Corp., an Illinois corporation ("Roll & Hold"), pursuant to that certain Assignment and Assumption of Lease Agreement dated of even date herewith (the "Assignment") from Area to Roll & Hold, hereby represent and warrant to Great Lakes that (i) each of the undersigned is duly organized, validly existing and in good standing under the laws of the State of Illinois and (ii) the Assignment and Guaranty (as defined in Landlord's Consent attached to the Assignment), as the case may be, are duly authorized, executed and delivered by and binding upon each party, as the case may be, in accordance with their respective terms and no consent, approval or authorization is required to be obtained in connection therewith. Each of the undersigned hereby acknowledge and agree a breach, by either party, of the representations and warranties contained in this Certificate shall constitute a material breach under the Lease.

Dated as of August 2, 1993.

                                            AREA:
                                            ----

                                            AREA TRANSPORTATION COMPANY,
                                            INC., an Illinois corporation

                                            By:  /s/ Michael A. Kelly
                                                -------------------------
                                                Its:        CFO
                                                    ---------------------


                                            ROLL & HOLD:
                                            -----------

                                            ROLL & HOLD WAREHOUSING AND
                                            DISTRIBUTION CORP., an Illinois
                                            corporation

                                            By:  /s/ Michael A. Kelly
                                                -------------------------
                                                Its:        CFO
                                                    ---------------------

                                   GUARANTY
                                   --------


     FOR VALUED RECEIVED, and in consideration for, and as an inducement to Great Lakes Investors I, an Illinois limited partnership ("Landlord") to consent to the undersigned assigning all of its right, title and interest, as lessee, in and to that certain Lease Agreement dated as of May 2, 1992 ("Lease") by and between Landlord, as lessor, and the undersigned, as lessee, to Roll & Hold Warehousing and Distribution Corp., an Illinois corporation ("Tenant"), the undersigned, whose interest would be served by entering into this Guaranty, hereby absolutely and unconditionally guarantees to Landlord, its successors and assigns, through the initial term of the Lease (and not during any extension or renewal periods contained therein), the prompt and full payment of all Rent, as that term is defined in the Lease, and all other payments to be made by Tenant under the Lease, and the full performance and observance by Tenant of all other terms, covenants, conditions and agreements therein provided to be performed and observed by Tenant, for which the undersigned shall be jointly and severally liable with Tenant. The undersigned hereby waives any notice of non-payment, non-performance or non-observance, or proof of notice or demand.

     The undersigned agrees that, in the event of a default by Tenant under the Lease, Landlord may proceed against the undersigned before, after or simultaneously with or in lieu of proceeding against Tenant. This Guaranty shall not be terminated, affected or impaired in any manner by reason of (1) the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the Lease; (2) the relief of Tenant from any of Tenant's obligations under the Lease by operation of law or otherwise; (3) the commencement of summary or other proceedings against Tenant;
(4) the failure of Landlord to enforce any of its rights against Tenant; or
(5) the granting by Landlord of any extensions of time to Tenant. The undersigned hereby waives all defenses of suretyship.

     The undersigned further covenants and agrees that (1) it shall be bound by all the provisions, terms, conditions, restrictions and limitations contained in the Lease which are to be observed or performed by Tenant thereunder, the same as if the undersigned were named therein as Tenant; and (2) this Guaranty shall be absolute and unconditional and shall be in full force and effect notwithstanding any amendment, addition, assignment, sublease, transfer, or other modification of the Lease, whether or not the undersigned shall have knowledge or have been notified of or agreed or consented thereto. The failure of Landlord to insist in any one or more instances upon strict performance or observance of any of the terms, provisions or covenants of the Lease or to exercise any right therein contained shall not be construed or deemed to be a waiver or relinquishment for the future of such term, provision, covenant or right but the same shall continue and remain in full force and effect. If Landlord, at any time, is compelled to take action, by legal proceedings or otherwise, to enforce or compel compliance with the terms of this Guaranty, the undersigned shall, in addition to any other rights or remedies to which Landlord may be entitled hereunder or as a matter of law or in equity, pay to Landlord all costs, including reasonable attorneys' fees, incurred or expended by Landlord in connection therewith.

     In the event the Lease is disaffirmed by a Trustee in Bankruptcy for Tenant, the undersigned agrees that it shall, at the election of Landlord, either assume the Lease and perform all of the covenants, terms and conditions of Tenant thereunder or enter into a new lease which said new lease shall be in form and substance identical to the Lease. All duties and obligations of the undersigned pursuant to this Guaranty shall be binding upon the successors, heirs, executors, personal representatives, trustees, guardians, conservators and assigns of the undersigned. If the undersigned consists of more than one person or entity, then each of such person shall be jointly and severally liable for the obligations of the undersigned under this Guaranty.

     For purposes of this Guaranty, the word "Tenant" shall also include the successors, heirs, executors, personal representatives, trustees, guardians, conservators and permitted assigns of Tenant. All capitalized terms used in this Guaranty shall have the same meanings as are given to such terms in the Lease unless otherwise specifically defined in this Guaranty. This Guaranty shall be governed by and construed in accordance with the laws of the State of Indiana.

     IN WITNESS WHEREOF, this Guaranty is executed as of the 2nd day of August 1993.

                                         AREA TRANSPORTATION COMPANY,
                                         INC., an Illinois corporation

                                         By: /s/ Michael A. Kelly
                                            --------------------------
                                            Its:       CFO
                                                ----------------------

                         L E A S E  A G R E E M E N T
                         - - - - -  - - - - - - - - -

     This Lease Agreement ("Lease") is made and entered into as of the 1st day of May, 1992, by and between GREAT LAKES INVESTORS I, an Illinois limited partnership ("Lessor"), and AREA TRANSPORTATION COMPANY, INC., an Indiana corporation ("Lessee").

                                   RECITALS
                                   --------

     This Lease is made with reference to the following facts and objectives:

     (a) Lessor is the owner of certain real estate and facilities located in Lake County, Indiana, more particularly described in Exhibit "A" attached hereto, hereinafter referred to as the "Complex," and desires to lease a portion of the Complex to Lessee.

     (b) Lessee desires to lease from Lessor a portion of said Complex.

     (c) The parties hereto desire to enter into this Lease defining their rights, duties and obligations relating to the portion of the Complex leased hereunder.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in order to consummate the desires of the parties set forth in the foregoing Recitals, which are made a contractual part of this Lease, and in consideration of the mutual agreements, provisions and covenants herein contained, the parties hereto mutually agree as follows:

     1. Premises. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor for the term, at the rental and upon all of the conditions and covenants set forth herein, that certain real estate and facilities within the Complex, including any and all buildings, structures and improvements located hereon, which are more fully described on Exhibit "B" attached hereto and by this reference incorporated herein (the "Premises"), and are commonly referred to as Units 20A, 20B, 20C, Building 16 and a portion of Building 21 of the Complex, consisting of two hundred five thousand five hundred sixty-one (205,561) stipulated rentable square feet.

     2. Term. The term of this Lease shall be for a period of sixty (60) months commencing on May 1, 1992 ("Commencement Date"), and terminating on April 30, 1997 unless sooner terminated pursuant to any provision hereof ("Term").

     3. Rent.

     3.1 Base Rent. Lessee shall, subject to subparagraph 3.2 below, pay to Lessor as "Base Rent" for the Premises annual rent in the amount of Six Hundred Forty-Nine Thousand Five Hundred Seventy-Two and no/100 Dollars ($649,572.00), payable in equal monthly installments of Fifty-Four Thousand One Hundred Thirty-One and no/100 Dollars ($54,131.00), in advance, on the first (1st) day of each month of the Term. Base Rent and any other amounts due hereunder are hereinafter referred to collectively as "Rent", the payment of which shall be deemed an independent covenant by Lessee. Rent for any period during the Term which is for less than one month shall be a prorata portion of the monthly installment. Rent shall be payable in lawful money of the United States, without demand and without set-off or deduction for any reason whatsoever, to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

     3.2 Annual Rent Adjustment. On January 1, 1996 and on the same day and month each year thereafter during the term of this Lease (the "Adjustment Date"), the Base Rent shall be increased by an amount equal in proportion to the increase, if any, in the United States Department of Labor Statistics, Consumer Price Index - all items, Urban Consumers (the "CPI") applicable to the Chicago, Metropolitan area. If the CPI for the month in which the Adjustment Date occurs (the "Extension Index") shows an increase over the CPI for May, 1992, (the "Base Index"), the Base Rent, as determined in 3.1 above, shall be multiplied by fifty percent (50%) of the percentage increase of the Extension Index as of the Adjustment Date over the Base Index, which amount shall then be added to the Base Rent and become the adjusted Base Rent due and payable in equal monthly installments commencing on the Adjustment Date of that year through the next Adjustment Date; provided, however, that the monthly Rent shall in no event be decreased below the monthly Rent applicable to the preceding year. In the event that the computation of the adjusted monthly Rent is delayed because the CPI has not yet been released, said computation shall be made as soon as reasonably possible after the release of the CPI, and once said computation is completed Lessee shall make payments of the adjusted monthly Rent retroactive to the Adjustment Date of the applicable year. If the CPI is changed from the current base year (i.e., 1982-1984=100), the CPI shall be converted in accordance with the conversion factor published by the U.S. Department of Labor. If the CPI is discontinued or revised during the term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result.

     3.3 Application of Payments. All monies received by Lessor from Lessee may be applied by Lessor to the oldest outstanding sums due Lessor under this Lease, inclusive of any amounts due Lessor pursuant to Paragraph 13.3 hereof.

     4. Security Deposit. Lessee shall deposit with Lessor upon execution hereof the sum of Sixty-Nine Thousand Seven Hundred Sixty-Two and No/100 ($69,762.00) as security for Lessee's faithful performance of Lessee's obligations hereunder. Lessor shall have the right, at its option, to require Lessee to deposit with Lessor, in lieu of a cash security deposit, an irrevocable letter of credit in favor of Lessor in form and substance and issued by an institution satisfactory and to Lessor. If Lessee fails to pay Rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit or proceeds of the letter of credit for the payment of any Rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall, within ten (10) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be deemed a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, with payment of interest thereon on any cash deposit at the rate of five percent (5%) per annum to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said security deposit. In the event the security deposit is in the form of a letter of credit, Lessee shall be required to deliver evidence of the renewal thereof at least thirty (30) days prior to the then current expiration date thereof.

     5.   Use of the Premises.
          -------------------

     5.1 Use. The Premises shall be used and occupied only for trucking, steel storage, storage of metal products and building materials and railway and other activities reasonably related thereto and for no other purpose, unless Lessor specifically consents to another use in writing.

     5.2 Compliance with Law. Lessee shall, at Lessee's sole expense, comply promptly with all applicable statutes, ordinances, rules, regulations, orders, restrictions of record, and requirements in effect during the Term or any part of the Term hereof regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disrupt such other tenants.

     5.3 Condition of Premises. Lessee hereby accepts the Premises, including all equipment, fixtures, improvements, utilities and electrical, plumbing and heating systems (if any) situated thereon in their condition existing as of the date of the execution hereof, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business. Lessor makes no warranties, express or implied, including, without limitation, the implied warranties of merchantability or fitness for a particular purpose, with respect to the premises or any buildings, structures, improvements, fixtures, equipment or properties located thereon or relating thereto.

     6.   Maintenance Repairs and Alterations.
          -----------------------------------

     6.1 Lessor's Obligations. Subject to the provisions of Paragraph 8 and except for damage caused by any negligent or intentional act or omission of Lessee, Lessee's agents, employees, or invitees (in which event Lessee shall repair the damage), Lessor, at Lessor's expense, shall keep in good order, condition and repair the foundations, exterior walls and the exterior roof of the Premises. Lessor shall not, however, be obligated to paint such exterior, nor shall Lessor be required to maintain the interior surface of exterior walls, windows, doors or plate glass. Lessor shall have no obligation to make repairs under this Paragraph 6.1 until a reasonable time after receipt of written notice of the need for such repairs. Thereafter, Lessor shall use reasonable efforts to make such repairs in a timely and workmanlike manner. In the event Lessee fails to remove its trade fixtures and personal property from the Premises at the termination of this Lease, Lessor may remove same at the risk, cost and expense of Lessee, and Lessor shall in no event be responsible as warehouseman, bailee or otherwise for any property left in the Premises, or for the value, preservation or safekeeping thereof. Lessee shall pay to Lessor, upon demand, any and all expenses incurred by Lessor in the removal or storage of Lessee's property.

     6.2  Lessee's Obligations.

          (a) Subject to the provisions of this Paragraph 6 and Paragraph 8, Lessee, at Lessee's expense, shall keep in good order, condition and repair the Premises and every part thereof, specifically including any and all overhead cranes located on the Premises, (whether or not the damaged portion of the Premises or the means of repairing the same are reasonably or readily accessible to Lessee) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, ventilating, utilities, electrical and lighting facilities and equipment within the building area and land making up the Premises, fixtures, interior walls and interior surfaces of exterior walls, ceilings, windows, doors, plate glass and skylights, located within the building area of the Premises, and all landscaping, driveways, parking lots, fences and signs located in or on the building area or land making up the Premises and all sidewalks and parkways adjacent thereto. Lessee specifically agrees to keep a log or record of all preventive and other maintenance on any and all overhead cranes on the Premises, and to permit Lessor to examine the same from time to time upon request by Lessor.

          (b) If Lessee fails to perform Lessee's obligations under this Paragraph 6.2, Lessor may at Lessor's option enter upon the Premises, after five
(5) days' prior written notice to Lessee (except in the case of an emergency in which event no prior notice shall be required), and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the rate of three percent (3%) per annum in excess of the Prime Rate announced from time to time by the First National Bank of Chicago ("Default Rate"), shall be due and payable as additional Rent to Lessor, together with Lessee's next rental installment.

          (c) On the last day of the Term, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as received on the date of commencement of the Prior Term (as hereinafter defined) or when delivered to Tenant, broom clean, ordinary wear and tear excepted and casualty losses incurred during the last two (2) months of the Term also excepted, provided that all insurance proceeds for such casualty to the Premises are paid to Lessor. Lessee shall repair any damage to the Premises occasioned by the removal of its trade fixtures, furnishings and equipment, and any other alterations to the Premises made by Lessee, which repair shall include the patching and filling of holes and repair of structural damage. The Prior Term means the term which commenced on May 1, 1987 and terminated on the day prior to the date hereof pursuant to which Tenant occupied all or a portion of the Premises pursuant to lease dated November 28, 1986, as amended ("Prior Lease").

     6.3  Alterations and Additions.

          (a) Lessee shall not, without Lessor's prior written consent, make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for non-structural alterations not exceeding Ten Thousand Dollars ($10,000) in cost. Lessee shall not make any such alterations, improvements, additions or Utility Installations exceeding One Thousand Dollars ($1,000) in cost without giving Lessor prior written notice thereof. As used in this Paragraph 6.3 the term "Utility Installation" shall mean bus ducting, power panels, wiring, fluorescent fixtures, space heaters, conduits, air conditioning and plumbing. Lessor may require that Lessee remove any or all of said consented alterations, improvements, additions or Utility Installations made during the Prior Term or the Term at the expiration of the Term, and restore the Premises to their prior condition. All such alterations, improvements and additions by Lessee shall be made and maintained by Lessee at its sole expense, including, but not limited to, the cost of insurance, maintenance, repairs or taxes on or to the same. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee immediately remove any or all of such at Lessee's sole expense.

          (b)  Any alterations, improvements, additions or Utility
Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee's acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee with all conditions of said permit in a prompt and expeditious manner. Lessee shall reimburse Lessor for reasonable costs incurred in reviewing Lessee's proposed alterations.

          (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          (d) Unless Lessor requires their removal, which Lessor may require and in such event same shall be removed by Lessee subject to the provisions of Paragraph 6.2(c) hereof, all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this Paragraph 6.3(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 6.2(c).

          (e) Lessee shall, prior to commencing any work hereunder, furnish Lessor a certificate of insurance giving evidence of workers' compensation insurance (covering all persons employed by Lessee and/or Lessee's contractors and subcontractors) along with comprehensive public liability insurance (including property damage insurance) in such forms, for such periods, in such amounts and with such companies as are acceptable to Lessor.

          (f) Notwithstanding anything herein to the contrary, Lessor shall not unreasonably withhold its consent to alterations to the Office Premises.

     7.   Insurance and Indemnity.

     7.1 Liability Insurance. Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of combined single limit, bodily injury and property damage public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto.

Such insurance shall be a combined single limit policy in an amount not less than One Million Dollars ($1,000,000). The policy shall permit "inter-insureds lawsuits" with regard to Lessor and Lesser and shall insure performance by Lessee of the indemnity provisions of this Paragraph 7. The limits of said insurance shall not, however, limit the liability of Lessee hereunder. If Lessee shall fail to procure and maintain said insurance Lessor may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If, in the reasonable opinion of Lessor, the amount of liability insurance required hereunder is not adequate, Lessee shall increase said insurance coverage as required by Lessor. Each policy obtained by Lessee pursuant to this subparagraph shall name Lessor as an additional insured as Lessor's interests may appear pursuant to this Lease.

     7.2  Property Insurance.

          (a) Lessor shall, as an Operating Expense (as hereinafter defined), obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises (excluding the personal property and equipment owned and brought into the Premises by Lessee, but including all tenant improvements installed by or paid for by Lessor) providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, special extended perils (all risk), but not plate glass insurance, and such other insurance as is required by mortgagees of the Complex ("Property Insurance").

          (b) Lessee shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss of or damage to all of the personal or other property and equipment owned by Lessee and located on or about the Premises in the amount of the full replacement value thereof, providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief and special extended perils (all risk).

     7.3 Insurance Policies. Insurance required hereunder shall be contracted with companies holding a "General Policyholders Rating" of A or better as set forth in the most current issue of "Best Insurance Guide" or such higher standard as required by any mortgagee of the Complex. Lessee shall deliver to Lessor copies of policies of insurance required under this Paragraph 7 or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor and its mortgagees. No such policy shall be cancellable or subject to reduction of coverage or other modification, except after thirty (30) days prior written notice to Lessor. Lessee shall, within thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee, along with interest thereon at the Default Rate, upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 7.2.

     7.4 Waiver of Subrogation. Lessee and Lessor each hereby waive any and all rights of recovery against the other, or against the officers, employees, agents and representatives of the other, for loss of or damage to such waiving party or its property or the property of others under its control where such loss or damage is insured against under any insurance policy in force at the time of such loss or damage or should have been insured against pursuant to the requirements of this Lease. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     7.5 Indemnity. Lessee shall, as to the Prior Term and the Term, indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's use of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease or the Prior Lease or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor. Lessee shall conduct its business in a manner as to reduce the risk of and/or mitigate any third party claims against Lessor, including, but not limited to, proper protection of third party products and equipment.

     7.6 Exemption of Lessor from Liability. Unless caused by the negligence or wilful misconduct of Lessor, its agents, employees or contractors, Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, including but not limited to vandalism or acts of God, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant in the Complex.

     8.   Damage or Destruction.

     8.1  Partial Damage -- Insured.  Subject to the provisions of Paragraphs
8.3 and 8.4, if the Premises are damaged and such damage was caused by a casualty covered under an insurance policy required to be maintained pursuant to Paragraph 7.2 and the proceeds of insurance are sufficient to cover the cost of repair, Lessor shall at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect but Lessor shall not repair or replace Lessee's fixtures, equipment or tenant improvements.

     8.2  Partial Damage -- Uninsured.  Subject to the provisions of Paragraphs
8.3 and 8.4, if at any time during the Term hereof the Premises are damaged, except by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at its expense) and such damage was caused by a casualty not covered under an insurance policy required to be maintained by Lessor pursuant to Paragraph 7.2 Lessor may at Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty

(30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such ten
(10) day period, this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     8.3 Total Destruction. If at any time during the Term the Premises are totally destroyed from any cause whether or not covered by the insurance required to be maintained by Lessor pursuant to Paragraph 7.2 (including any total destruction required by any authorized public authority) this Lease shall, at the election of Lessor, terminate as of the date of such total destruction. In the event Lessor, within ninety (90) days of the date of destruction, fails to notify Tenant of Lessor's election to terminate this Lease, Lessor shall be obligated to restore the Premises as soon as reasonably practicable thereafter.

     8.4 Damage Near End of Term. If the Premises are partially destroyed or damaged during the last six (6) months of the Term, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

     8.5  Abatement of Rent; Lessee's Remedies.

          (a) If the Premises are partially destroyed or damaged and Lessor or Lessee repairs or restores them pursuant to the provisions of this Paragraph 8, the Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 8 and shall not commence such repair or restoration within ninety (90) days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so within thirty (30) days following the expiration of said ninety (90) day period. In such event this Lease shall terminate as of the date of such notice.

     8.6 Termination -- Advance Payments. Upon termination of this Lease pursuant to this Paragraph 8, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, after settlement of all Rent allocations (advance or otherwise), return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

     9.   Property Taxes.

     9.1 Payment of Taxes. Lessor shall pay all Property Taxes applicable to the Complex (the "Applicable Taxes"); provided, however, that Lessee shall pay, as additional Rent, Lessee's Proportionate Share (as hereinafter defined) of the Applicable Taxes. Such payment shall be made by Lessee within thirty (30) days after receipt of Lessor's written statement setting forth the amount of such Proportionate Share and the computation thereof. If the term of this Lease shall not begin or expire concurrently with the beginning or expiration of a calendar year, then Lessee's liability for Applicable Taxes shall be prorated on an annual basis. Lessee's "Proportionate Share" shall mean twenty and 15/100 percent (20.15%). Lessee shall also pay its Proportionate Share of any costs, including but not limited to attorneys fees, incurred by Lessor in successfully or unsuccessfully seeking to reduce or maintain any taxes applicable to the Complex. To the extent Lessee has paid its Proportionate Share of Applicable Taxes and thereafter Lessor obtains a refund or credit of Applicable Taxes, Lessor shall refund or credit Lessee with its Proportionate Share of such refund or credit less Lessee's Proportionate Share of costs with respect thereto.

     9.2 Definition of "Property" Tax. As used herein, the term "Property Taxes" shall include those amounts payable in any given year with respect to any form of assessment, license fee, user fee, commercial rental tax, personal property tax, levy, penalty, or tax (other than inheritance or estate taxes), imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage, water or sanitary or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, or as against Lessor's business of leasing the Premises or any tax imposed in substitution, partially or totally, of any tax previously included within the definition of real property tax, or any additional tax the nature of which was previously included within the definition of real or personal property tax, and any costs related to the protest thereof or related to efforts by Lessor to reduce or otherwise maintain or mitigate the level of taxes on the Complex, such costs to be reasonably amortized over the period directly affected by such protest. "Property Taxes" shall not include personal property taxes paid by Lessee or any other tenant of the Complex paid by or charged directly to said party.

     9.3  Personal Property Taxes.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee's property within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

     10. Common Area Expenses. In addition to the Base Rent set forth in paragraph 3, Lessee agrees to pay "Additional Rent" equal to its Proportionate Share of the Operating Expenses (as hereinafter defined) of the Complex and Common Areas for the Term.

     The term "Operating Expenses" shall mean and include all costs, exclusive of Property Taxes (as defined in Paragraph 9.2 hereof), of operating, equipping, policing and protecting, maintaining, repairing, lighting, utilities, insuring and managing the Complex and Common Areas (as hereinafter defined), including but not limited to, costs and expenses incurred for security, security devices and systems; cleaning and sweeping, snow, ice and trash removal; planting, replanting, landscaping; Property insurance, water, power and sewage charges; the repair of systems or equipment, the repair of exterior areas including perimeter and trash removal; planting, replanting, landscaping; Property Insurance, water, power and sewage charges; the repair of systems or equipment, the repair of exterior areas including perimeter fencing, storm sewers, the repair of utility systems; repair of roadways or railroad trackage; heating and air conditioning of the Common Areas; freight and delivery consolidation and offsite staging areas; painting; net premiums for workman's compensation and disability insurance; wages; salaries (including employee benefits) and fees of the property manager and on-site personnel directly and actually performing services in connection with the Complex and Common Areas; unemployment taxes; social security taxes; personal property taxes, if any; the cost (including sales and use tax) of material, equipment, supplies and services purchased for maintenance and repairs; fees for required licenses and permits; legal and accounting fees; policing the common areas in affording protection thereof against fire and other hazards; inspections of cranes and craneways; straight line depreciation of mobile equipment used in the operation, maintenance or repair of the common areas; straight line amortization of any capital expenditures incurred in operating, maintaining or repairing the Complex and any common areas; and all other similar direct costs and expenses "properly" chargeable to the operation, management and maintenance or repair of the buildings (exclusive of Lessor's obligation under paragraph 6.1 hereof) or Common Areas. Common Areas shall mean all areas of the Complex not specifically leased to tenants.

     Lessee's Proportionate Share of such cost and expense of Operating Expenses for each lease year shall be paid in monthly installments on the first day of each calendar month, in advance, in an amount estimated by Lessor. As soon as the Operating Expenses for the year are known, Lessor shall furnish Lessee with a statement of the actual amount of Operating Expenses and Lessee's Proportionate Share of the Operating Expenses for such period. If the total amount paid by Lessee under this paragraph for any year for Operating Expenses shall be less than the actual amount due from Lessee for such year as shown on such statement, Lessee shall pay to Lessor the difference between the amount paid by Lessee and the actual amount due, such deficiency to be paid within thirty (30) days after the furnishing of each such statement, and if the total amount paid by Lessee hereunder for any year shall exceed such actual amount due from Lessee for such year, such excess shall be refunded by Lessor to Lessee. Lessee shall, upon two (2) days prior written notice of such request to Lessor's property manager, have the right to inspect Lessor's books and records with respect to this paragraph 10. In the event Lessee fails, within forty-five (45) days of receipt of Lessor's statement, to object to any matters set forth therein, same shall be deemed to be conclusively binding on Lessee.

     Lessee's Proportionate Share of the Operating Expenses shall equal the ratio of the Lessee's total rentable square feet of the Premises divided by the number of rentable square feet of floor area in all buildings located in the Complex, as determined by Lessor from time to time, during the period of such costs. Notwithstanding anything herein to the contrary, Lessor agrees,
(a) Lessee's Proportionate Share of Operating Expenses for the period from the Commencement Date to December 31, 1992 shall not exceed One Hundred Ten Thousand Forty-Three and 65/100 Dollars ($110,043.65), (b) Lessee's Proportionate Share of Operating Expenses for calendar year 1993 shall not exceed One Hundred Eighty-One Thousand Five Hundred Seventy-Two and 02/100 Dollars ($181,572.02), and (c) the increase in Lessee's Proportionate Share of Operating Expenses for any calendar year thereafter shall not exceed ten percent (10%) of the Operating Expenses charged to Lessee in the prior calendar year.

     11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such meters have been installed, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises. Lessor shall not be liable to Lessee in damages, or otherwise, should the furnishing of any one or more of the utility services be inadequate or interrupted or required to be terminated because of necessary repairs or improvements.

     12.  Assignment and Subletting.
          -------------------------

     12.1 Lessor's Consent Required. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which consent shall not be unreasonably withheld. It shall not be unreasonable for Lessor to withhold its consent on account of the prospective assignee's or subtenant's credit history, proposed use, nature of workforce, reputation in the community or bank references. Any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a material breach of this Lease.

     12.2 Lease Affiliate. Notwithstanding the provisions of Paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof, without the Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all of the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 No Release of Lessee. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the Rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of Rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent of one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees of Lessee, without notifying Lessee, or any successor of Lessee, and without obtaining its or their consent thereto and such action shall not relieve Lessee of liability under this Lease.

     12.4 Attorney's Fees. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, which fee shall not exceed $2,500.

     13.  Defaults; Remedies.
          ------------------

     13.1 Defaults. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

          (a) The vacating or abandonment of the Premises by Lessee.

          (b) The failure by Lessee to make any payment of Rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof from Lessor to Lessee.

          (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than those described in Paragraphs 13.1(a) and 13.1(b) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (d) (i) the making by Lessee of any general arrangement for the benefit of creditors; (ii) the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty (30) days.

          (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, or any of them, was materially false.

     13.2 Remedies. In the event of any failure of Lessee to pay any Rent or other charges due hereunder, or any failure to perform any other of the terms, conditions or covenants of this Lease to be observed or performed by Lessee in accordance with the terms hereof, or if Lessee shall abandon the Premises, or permit this Lease to be taken under any writ of execution, or otherwise default hereunder, then the Lessor, besides other rights or remedies it may have at law or in equity, shall have the right to declare this Lease terminated and the Term ended and/or shall have the immediate right of re-entry and may remove all persons and property from the Premises and such property may be removed and stored in a public warehouse or elsewhere at the cost of, and for the account of Lessee, without evidence of notice or resort to legal process and without being deemed guilty of trespass, or becoming liable for any loss or damage which may be occasioned thereby.

     In the event of any breach by Lessee of any of the provisions of this Lease, Lessor may immediately or at any time thereafter, without notice, cure such breach for the account and at the expense of Lessee. If Lessor at any time by reason of such breach, is compelled to pay, or elects to pay, any sum of money or do any act which will require the payment of any sum of money or incurs any expense, including attorneys' fees, in instituting or prosecuting any action or proceedings to enforce Lessor's rights hereunder, the sum or sums so paid by Lessor, with interest thereon at the Default Rate from the date of payment thereof, shall be deemed to be additional Rent hereunder and shall be due from Lessee to Lessor on the first day of the month following the payment of such respective sums or expenses.

     Should Lessor elect to re-enter, as herein provided, or should it take possession pursuant to legal proceedings or pursuant to any notice provided for by law, it may either terminate this Lease or it may from time to time, without terminating this Lease, make such alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rental or rentals and upon such other terms and conditions as Lessor in its sole discretion may deem advisable. Upon each such reletting all rentals and other sums received by Lessor from such reletting shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from Lessee to Lessor; second, to the payment of any costs and expenses of such reletting, including brokerage fees and attorney's fees and of costs of such alterations and repairs; third, to the payment of Rent and other charges due and unpaid hereunder; and the residue, if any, shall be held by Lessor and applied in payment of future Rent as the same may become due and payable hereunder. If such rentals and other sums received from such reletting during any month be less than that to be paid during that month by Lessee hereunder, Lessee shall pay such deficiency to Lessor. Such deficiency shall be calculated and paid monthly. No such re-entry or taking possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Lessee or unless the termination thereof be decreed by a Court of competent jurisdiction. Notwithstanding any such reletting without termination, Lessor may at any time hereafter elect to terminate this Lease. Should Lessor at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from Lessee all damages it may incur by reason of such breach, including the cost of recovering the Premises, attorney's fees, any other sum of money and damages due and to become due to Lessor from Lessee including the worth at the time of such termination of the excess, if any, of the amount of Rent reserved in this Lease for the remainder of the Term over the fair market value of the Premises, all of which amounts shall be immediately due and payable from Lessee to Lessor.

     All rights and remedies of Lessor herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law, and said rights and remedies may be exercised and enforced concurrently and whenever and as often as occasion therefor arises.

     In case suit shall be brought for recovery of possession of the Premises, for the recovery of Rent, or any other amount due under the provisions of this Lease, or because of the breach of any other covenant contained herein, Lessee shall pay to Lessor all expenses incurred therefor, including attorney's fees.

     13.3 Default by Lessor. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty
(30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of Rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascer-tain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of Rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, Lessee shall pay to Lessor, in addition to the Default Rate, a late charge equal to three percent (3%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "Condemnation"), this lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the improvements on the Premises, or more than twenty-five percent (25%) of the land area used exclusively by Lessee at the Premises which is not occupied by any improvements is taken by Condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area taken bears to the total floor area of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages.

     15. Broker's Fees. The parties agree that any broker's fee or commission arising in connection with this lease, shall be paid by the party that contracted with the broker, agent, individual or entity that claims a fee or commission is due. The parties further agree to indemnify each other from any and all costs, expenses, losses and damages, including but not limited to attorneys fees and court costs, arising out of any broker, agent, individual or entity claiming such a fee or commission through the indemnifying party. The parties acknowledge Coldwell Banker and Ennis Realty Co. were the sole and exclusive brokers in this transaction.

     16.  General Provisions.
          ------------------

     16.1 Estoppel Certificate.

          (a) Lessee shall at any time upon not less than ten (10) days prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledge that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.

          (b) Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

          (c) Lessee hereby agrees to deliver to Lessor or any lender designated by Lessor such certified and any audited financial statements of Lessee as may be reasonably required by Lessor or such lender. Such statements shall include the past three (3) years' financial statements of Lessee. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     16.2 Lessor's Liability. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and in the event of any transfer of such title or interest, Lessor herein named (and in case of any subsequent transfers the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the transfer in which Lessee has an interest shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

     16.3 Severability. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

     16.4 Interest on Past-Due Obligations. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest from the date due at the Default Rate. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

     16.5 Time of Essence. Time is of the essence with respect to the performance of all terms, conditions and covenants of this Lease.

     16.6 Captions.  Article and paragraph captions are not a part hereof.

     16.7 Incorporation of Prior Agreements; Amendments. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof, if any, nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease, except as otherwise specifically stated in this Lease.

     16.8 Notices. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to

Lessor at the address noted below the signature of the respective parties, as the case may be, and in the case of notice to Lessor with a copy to Great Lakes Industrial Center c/o Capital and Regional Properties Corporation, Suite 3000, 401 North Michigan Avenue, Chicago, Illinois 60611 and with a copy to Coffield Ungaretti & Harris, 3500 Three First National Plaza, Chicago, Illinois 60602,
Attention: James B. Smith, and in the case of notice to Lessee with a copy to Fagel, Haber & Maragos, 140 South Dearborn Street, Chicago, Illinois 60603,
Attn: Walter D. Cupkovic. Either party may by notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

     16.9 Waivers. No waiver by Lessor of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Lessee of the same or any subsequent breach by Lessee of the same or any other provision. Lessor's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to or approval of any subsequent act by Lessee. The acceptance of Rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular Rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such Rent.

     16.10 Recording. Lessee shall not record this Lease without Lessor's prior written consent, and such recordation shall, at the option of Lessor, constitute a non-curable default of Lessee hereunder. Either party shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

     16.11 Holding Over. Lessee acknowledges that possession of the Premises must be surrendered to Lessor on the expiration of the Term or sooner termination of the Lease Term. Lessee agrees to indemnify and hold Lessor harmless against all liabilities, costs, suits, demands, charges and expenses of any kind or nature, including attorneys' fees and disbursements, resulting from a delay by Lessee in so surrendering the Premises, including, without limitation, any claims made by any succeeding tenant founded on such delay. Should Lessee hold possession hereunder after the expiration of the Term of this Lease, Lessee shall become a Lessee on a month-to-month basis upon all the terms, covenants and conditions herein specified, excepting however that Lessee shall pay Lessor a monthly rental, for the period of such month-to-month tenancy, in an amount equal to twice the adjusted Base Rent for such period, and, in addition, Lessee shall pay Lessor all damages, consequential as well as direct, sustained by reason of Lessee's holding over. Nothing herein contained shall be deemed to permit Lessee to retain possession of the Premises after the expiration or sooner termination of the Term of this Lease. Lessor by availing itself of the rights and privileges granted by this provision shall not be deemed to have waived any of its rights and privileges granted in other provisions of this Lease, and the rights granted in this subsection 16.11 shall be considered in any event as in addition to and not in exclusion of such other rights and privileges. The aforesaid provisions of this subsection 16.11 shall survive the expiration or sooner termination of the term of this Lease.

     16.12 Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     16.13 Covenants and Conditions. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

     16.14 Binding Effect; Choice of Law. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 16.2, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State of Indiana.

     16.15  Subordination.

            (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the real or personal property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

            (b) Lessee agrees to execute any documents required to effectuate such subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be, and failing to do so within ten
(10) days after written demand, does hereby make, constitute and irrevocably appoint Lessor as Lessee's attorney in fact and in Lessee's name, place and stead, to do so.

     16.16 Attorney's Fees. If either party brings an action to enforce the terms hereof or declare rights hereunder the prevailing party in any such action, on trial or appeal, shall be entitled to its reasonable attorney's fees to be paid by the other party as fixed by the court.

     16.17 Lessor's Access. Upon prior notice (except in the case of emergency), Lessor and Lessor's agents shall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, including all cranes or craneways, showing the Premises to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of Rent or liability to Lessee.

     16.18 Signs and Auctions. Lessee shall not place any sign upon the Premises or conduct any auction thereon without Lessor's prior written consent.

     16.19 Merger. The voluntary or other surrender of this Lease by Lessee or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of Lessor, operate as an assignment to Lessor of any or all of such subtenancies.

     16.20 Corporate Authority. If Lessee is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the By-Laws of said corpora-tion, and that this Lease is binding upon said corporation in accordance with its terms. If Lessee is a corporation Lessee shall, within fifteen (15) days after execution of this Lease, deliver to Lessor a certified copy of a resolution of the Board of Directors of said corporation authorizing or ratifying the execution of this Lease.

     16.21 Consents. Wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

     16.22 Quiet Possession. Upon Lessee's paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all the provisions of this Lease.

     16.23 Multiple Tenant Building. The Premises are part of a larger building or group of buildings and Lessee agrees therefor that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

     16.24 Changes and Additions to Complex. Lessor reserves the right to change the number or address of the Complex, building dimensions, and the identity and type of other tenancies in the Complex provided only that the size of the Premises and reasonable access to Lessee's Premises shall not be material impaired.

     16.25 Notice to Mortgagee. In the event of any act or omission by Lessor under this Lease which would arguably give Lessee the right to terminate this Lease or to claim a partial or total eviction, Lessee shall not exercise any such right until: (i) it has given written notice of such act or omission to any mortgagee which at the time holds a lien on the Complex, and (ii) any such mortgagee shall, following the giving of such notice have failed with reasonable diligence to commence and to pursue reasonable action to remedy such act or omission.

     16.26 Remedial Action Required as a Result of Crane Inspections. Lessee acknowledges Lessor shall have the right, from time to time, to inspect the cranes and craneways, if any, located in the Premises ("Cranes"). Lessee further agrees, in the event it receives a notice from Lessor ("Crane Repair Notice") specifying defects in the Cranes identified pursuant to Lessor's inspection of the Cranes, Lessee shall, at Lessee's cost, remedy such defects within sixty
(60) days of Lessee's receipt of the Crane Repair Notice. In the event Lessee fails to repair such defects within said period, Lessor shall have the right to either (a) remedy the defects not corrected by Lessee and, in such event, Lessee shall reimburse Lessor for the cost thereof plus interest thereon at the Default Rate from the date such costs are incurred to the date repaid to Lessor, or (b) notify Lessee to cease use of the Cranes and, in such event, Lessee shall cease use of the Cranes until such defects have been remedied.

     17. Force Majeure. In the event Lessor is unable to perform any of its duties or fulfill any of its covenants or obligations under this Lease as a result of causes beyond the control and without the fault or negligence of Lessor, such as, but not limited to, acts of God, fire, flood, war, governmental controls, and labor strikes, then Lessor shall not be deemed to be in default under the terms of this Lease during the continuance of such events which rendered Lessor unable to perform and such additional time thereafter as is reasonably necessary to enable Lessor to resume performance of its duties and obligations under this Lease. During such time, Lessee shall be entitled to no offset or abatement of rents or other charges due under this Lease.

     18. Hazardous Materials. Lessor and Lessee agree as follows with respect to the existence or use of "Hazardous Material" in the Premises or otherwise in the Complex.

     (a) Lessee, at its sole cost and expense, shall comply with all laws, statutes, ordinances, rules regulations and orders of any governmental authority having jurisdiction concerning environmental, health and safety matters ("Environmental Laws"), including, but not limited to, any discharge by Lessee, its agents, employees, contractors or invitees into the air, surface water, sewers, soil or groundwater of any hazardous material (as defined in paragraph 18(j)), whether within or outside the Premises or otherwise in the Complex.

     (b) In the event the Premises are ever used for a purpose other than as a warehouse, on or before each anniversary date of this Lease, Lessee shall provide Lessor with written certification that it is in compliance with all Environmental Laws or shall otherwise specify the extent of Lessee's noncompliance, including Lessee's intended course of action and time frame for coming into compliance. Lessee shall additionally provide Lessor with a duplicate copy of any emergency preparedness and response plans which it has prepared or has had prepared. Lessor assumes no responsibility for implementation of the plan by virtue of possession of said duplicate copy.

     (c) Lessee shall, within 10 days of its receipt, provide Lessor with copies of any notice of alleged violations, or other claims, relating to Environmental Laws, or any changes to its emergency preparedness and response plans.

     (d) Lessee has been advised that asbestos and asbestos containing materials may have been used in the construction of the Premises or the Complex. Lessee shall maintain the Premises and cause alterations to be performed to the Premises only in a manner such that any asbestos does not become friable or airborne, or violate any Environmental Laws.

     (e) The Lessee, on its own behalf and on behalf of its successors and assigns, hereby releases and forever discharges Lessor, its officers, directors, employees and agents, both in their capacities as corporate representatives and as individuals, from any and all claims, actions or liabilities of any manner whatsoever, whether in law or equity, whether now or hereafter claimed or known, which Lessee now has or may have in the future against the Lessor arising from or relating in any way to releases or threatened releases of Hazardous Materials to the environment which may occur as a result of lessee's activities on the Premises, or which arise from Lessee's failure or alleged failure to comply with all Environmental Laws.

     (f) Lessee shall not install any underground storage tanks of any kind whatsoever on the Premises without the prior written approval of Lessor. "Underground Storage tank" as used herein shall have the meaning ascribed to it by the Solid Waste Disposal Act, 42 U.S.C. (S) 6901 et seq., as it may be amended, except that tanks specifically excluded from the statutory definition shall nonetheless be encompassed within the definition for purposes of this paragraph.

     (g) Lessee shall (i) not cause or permit any Hazardous Material to be brought upon, kept or used in or about the Premises or otherwise in the Complex by Lessee, its agents, employees, contractors or invitees, without the prior written consent of

Lessor (which consent Lessor shall not unreasonably withhold as long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Material is necessary or useful to Lessee's business and will be used, kept and stored in a manner that complies with Environmental Laws). If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material in the Premises or otherwise in the Complex caused or permitted by Lessee during the Prior Term or the Term results in contamination of the Premises or the Complex, or other property, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses (including without limitation, diminution in value of the Premises or the Complex, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Premises or the Complex, damages arising from any adverse impact on marketing of space in the Complex, and sums paid in settlement of claims, actual attorneys' fees, consultant fees and expert fees) which arise during or after the Term as a result of such contamination. This indemnification of Lessor by Lessee includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises or otherwise in the Complex. The indemnification and hold harmless obligations of Lessee under this paragraph 18 regarding Lessee's causing or permitting contamination of the Premises or Complex shall survive any termination of this Lease. Without limiting the foregoing, if the presence of any Hazardous Material in the Premises or otherwise in the Complex caused or permitted by Lessee during the Prior Term or the Term results in any contamination of the Premises or the Complex, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises or the Complex to the condition existing prior to the introduction of any such Hazardous Material to the Premises or the Complex; provided that Lessor's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions, in Lessor's sole and absolute discretion, would not potentially have any materially adverse long-term or short-term effect on the Premises or the Complex.

     (h) Provided that it does not materially interfere with Lessee's use of the Premises, Lessor shall have the right, at any time, to cause at least three
(3) permanent testing wells to be installed in the Complex in locations selected by Lessor at Lessor's sole discretion and may at its option cause the ground water to be tested to detect the presence of Hazardous Material at least once every twelve (12) months during the Term by the use of such tests as are then customarily used for such purposes. If Lessee so requests, Lessor shall supply Lessee with copies of such test results. The cost of such tests and of the maintenance, repair and replacement of such wells shall be deemed Operating Expenses (as defined in paragraph 10) for which Lessee shall be responsible in accordance with the terms and conditions of paragraph 10. Lessee shall have the right at any time during the Term to conduct its own test of the ground water underlying the Complex by using such wells so long as each of the following conditions are satisfied: (i) such tests are conducted by Lessee at its own expense; (ii) it repairs any damage to such wells caused by such tests; and
(iii) it delivers copies of the results of such tests to Lessor.

     (i) It shall not be unreasonable for Lessor to withhold its consent to any proposed assignment or sublease pursuant to paragraph 12 if (i) the proposed assignee's or sublessee's anticipated use of the Premises involves the generation, storage, use, treatment or disposal of Hazardous Material; (ii) the proposed assignee or sublessee has been required by any prior lessor, lender or governmental authority to take remedial action in connection with Hazardous Material contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (iii) the proposed assignee or sublessee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of a Hazardous Material.

     (j) As used herein, the term "Hazardous Materials" means any hazardous or toxic substance, material or waste which is or becomes regulated by any local governmental authority, the State of Indiana or the United States Government. The term "Hazardous Material" includes, without limitation, any material or substance which is (i) designated as a "hazardous substance" pursuant to Section 311 of the Federal Water Pollution Control Act, as amended, (33 U.S.C. Section
1317), (ii) defined as a "hazardous waste" pursuant to Section 3004 of the Federal Resource Conservation and Recovery Act, as amended, (42 U.S.C. Section 6901 et seq.) (iii) defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, as amended, 42 U.S.C. Section 9601 et seq. (42 U.S.C. Section 9601), or (iv) petroleum or petroleum derivatives.

     (k) Lessee shall immediately notify Lessor of any materials which may be used by Lessee or stored by Lessee on or about the Premises which may be hazardous, as defined in paragraph 18(j) or otherwise, and shall obtain Lessor's written consent prior to such use or storage.

     (l) Any increase in the premiums for necessary insurance on the Premises or the Complex which arises from Lessee's use and/or storage of these materials shall be solely at Lessee's expense. Lessee shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local government agency with jurisdiction.

     (m) Lessor shall have the right, from time to time, as deemed reasonably necessary by Lessor and during the last year of the Term, to perform environmental inspections of the Premises ("Environmental Audits") to ascertain Lessee's compliance with the terms of this Paragraph. In the event Lessor's Environmental Audit reveals non-compliance, Lessor shall so notify Lessee ("Lessor's Non-Compliance Notice") and Lessee shall have a period of sixty (60) days from receipt of Lessor's Non-Compliance Notice to remedy such non-compliance. In the event Lessee fails to remedy the non-compliance in the aforesaid period, Lessor shall have the right to do so and Lessee shall, upon demand, reimburse Lessor for the costs thereof plus interest thereon at the Default Rate from the date such costs are incurred to the date such costs are repaid to Lessor.

     (n) Lessee, its officers, directors and assigns hereby covenant and agree to indemnify, defend and hold Lessor, its officers, directors, employees and assigns harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses contingent or otherwise which Lessor, its officers, directors, employees or assigns may incur arising out of contamination of real estate or other property not a part of the Complex which contamination arises during the Prior Term or the Term as a result of the presence of Hazardous Material in the Premises or in the Complex, the presence of which is caused or permitted by Lessee. The indemnification and hold harmless provisions of this paragraph and the reimbursement obligations referenced in subparagraph (m) above shall survive any termination of the Lease and shall be co-extensive with the indemnification and hold harmless rights of Lessor with respect to the Premises and the Complex.

     19. First Option to Reduce Area of Premises. Lessee shall have the option ("First Termination Option"), upon written notice to Lessor, to terminate its lease as to that portion of the Premises identified on Exhibit C as Area A or those portions of the Premises identified on Exhibit C as Area A and Area B ("First Option Termination Notice"). The First Option Termination Notice shall specify whether Lessee has elected to terminate the Lease as to Area A or Area A and Area B ("Designated Termination Area"). In the event Lessee delivers to Lessor the First Option Termination Notice, this Lease shall, upon satisfaction of the Termination Obligations (as hereinafter defined), terminate as to the Designated Termination Area on the later of (i) the first anniversary of Lessor's receipt of the First Option Termination Notice by Lessor, or (ii) the date set forth in the First Option Termination Notice for termination of the Designated Area ("First Option Termination Date"). Notwithstanding such partial termination, Lessee shall remain liable for any unsatisfied obligations of Lessee with respect to the Designated Area for the period prior to the First Option Termination Date.

     For the purposes hereof, the Termination Obligations shall mean the following:

     1. The delivery of possession of the Designated Area to Lessor on the First Option Termination Date in the condition required pursuant to subparagraph 6.2(c) hereof; and

     2. The payment to Lessor of the Separation Costs. For the purposes hereof, the Separation Costs shall mean the aggregate cost of the following not to exceed $155,000 in total for any exercise of such option:

          a. Lessor costs in separating the Designated Termination Area or Area C, as applicable, from the balance of the Premises including costs of an insulated demising partition, any HVAC work required to maintain existing conditions in the Designated Termination Area and the remainder of the Premises and the separation and individual metering of utilities to the remainder of the Premises and the Designated Termination Area or Area C, as applicable ("Physical Separation Costs"); and

          b. Brokerage commissions paid by Lessor in conjunction with obtaining a replacement tenant for the Designated Termination Area or Area C ("Replacement Lease"), as applicable, attributable to that portion of the Term and Premises then being terminated; and

          c. Lessor's legal costs associated with the Physical Separation Costs or the Replacement Lease.

     Subject to the terms and conditions hereof, on the First Option Termination Date, the Premises shall be reduced by the square footage identified on Exhibit C for the Designated Termination Area and Lessee's Proportionate Share shall, as of the First Option Termination Date, be adjusted accordingly.

     20. Second Option to Reduce Area of the Premises. Provided Lessee has exercised its First Termination Option and satisfies its Termination Obligations with respect thereto, Lessee shall have the further option ("Second Termination Option"), upon written notice to Lessor given not earlier than six (6) months after the First Option Termination Date, to terminate its lease as to that portion of the Premises identified on Exhibit C as Area C ("Second Option Termination Notice"). In the event Lessee delivers to Lessor the Second Option Termination Notice, this Lease shall, upon satisfaction of the Termination Obligations, not to exceed $155,000 in total for any exercise of such option, terminate on the later of (i) the first anniversary of Lessor's receipt of the Second Option Termination Notice, or (ii) the date set forth in the Second Option Termination Notice for termination of Area C ("Second Option Termination Date"). Notwithstanding such partial termination, Lessee shall remain liable for any unsatisfied obligations of Lessee with respect to Area C for the period prior to the Second Option Termination Date. Subject to the terms and conditions hereof, on the Second Option Termination Date, the Premises shall be reduced by the square footage identified on Exhibit C for Area C and Lessee's Proportionate Share shall, as of the Second Option Termination Date, be adjusted accordingly.

     21. Termination of Prior Lease. The parties acknowledge the Prior Lease is hereby terminated as of April 30, 1992.

     IN WITNESS WHEREOF, the undersigned have executed this Lease on the day and date first above written.


                                       GREAT LAKES INVESTORS I,
                                       an Illinois limited
                                       partnership, Lessor

                                       By: Indiana Land Corp.
                                           an Illinois corporation,
                                           general partner

Executed at Chicago
            ------------------
on                                     By: /s/ John S. Gates
   ---------------------------             ----------------------------
                                           Its: President
                                                -----------------------

Address:
c/o Capital and Regional Properties
Corporation, as agent for Great Lakes
  Industrial Center
401 North Michigan Avenue, Suite 3000
Chicago, Illinois 60611

                               (Corporate Seal)

Executed at Homewood, IL.              AREA TRANSPORTATION COMPANY, an
            ------------------         Indiana corporation, Lessee
on          8/3/92
   ---------------------------
                                       By: /s/ Michael A. Kelly
                                           ----------------------------
                                           Its: CFO
                                                -----------------------

Address 935 W. 175th St.
        ----------------------
Homewood, IL. 60430
------------------------------

                                  EXHIBIT "A"
                                  ----------

                         Great Lakes Industrial Center
                               Legal Description

                                   PARCEL I
                                   --------

     A parcel of land lying in the North half of Section 2 in the Northeast Quarter of Section 3, Township 36 North, Range 8 West of the 2nd P.M., bounded and described as follows: Commencing at the point of intersection of the West line of said Section 2 with the North line of the property now owned by the New York Central Railroad Company, said point being 842.4 feet more or less South of the Northwest corner of said Section 2, and said North line of property of New York Central Railroad Company being 130 feet by rectangular measurement North of the base line of location of the New York Central Railroad as described in deed from Gary Land Company to New York Central Railroad Company, dated February 20, 1917 and recorded in the Recorder's Office of Lake County, Indiana, in Book 270, page 82; thence Easterly along said North property line of New York Central Railroad Company 1,750 feet more or less to a point of curve (which point is the Westerly corner of a parcel of land conveyed by Gary Land Company to New York Central Railroad Company by Deed dated June 24, 1927 and recorded in the Recorder's Office of Lake County, Indiana, on August 12, 1927 in Book 404, page
45); thence Northeasterly along a curve convex to the Southeast having a radius of 1,499 feet, a distance of 969.4 feet to a point of reverse curve; thence continuing Northeasterly on a curve convex to the Northwest having a radius of 3,408.29 feet, a distance of 1,079.05 feet, more or less, (said 969.4 foot course and said 1,079.095 foot course being the Northwesterly line of said land conveyed by Gary Land Company to New York Central Railroad Company by deed aforesaid, dated June 24, 1927) to a point in the North line of said Section 2, which point is the Northwesterly corner of said land so conveyed; thence West along the North line of said Section 2, a distance of 951 feet more or less to a point of curve; thence Westerly and Southwesterly along a curve convex to the Northwest and having a radius of 11,409.2 feet, a distance of 1,679.4 feet more or less to a point of tangent to said curve, (said curve being the Southerly line or Southerly line extended of lands conveyed by Gary Land Company, to Chicago, Lake Shore and Eastern Railway Company by deed dated June 20, 1928 and recorded in the Recorder's Office of Lake County, Indiana, on September 19, 1928 in Book 432, page 553); thence continuing Southwesterly along the tangent to said curve (said tangent being also a part of the Southerly line of aforesaid lands conveyed to Chicago, Lake Shore and Eastern Railway Company) a distance of 1,619 feet more or less to the Northeast corner of a parcel of land containing
4.566 acres, conveyed by Gary Land Company to Gary Tube Company by deed dated August 4, 1922 and recorded in the Recorder's Office of Lake County, Indiana, on August 31, 1922 in Book 302, page 544; thence South along the East line of said
4.566 acre tract and said East line extended, a distance of 345.5 feet more or less, to the Northerly line of the property of the New York Central Railroad Company described as Parcel No. 6 in the deed from Gary Land Company to New York Central Railroad Company dated February 20, 1917; thence Southeasterly along said Northerly property line of New York Central Railroad Company 636.15 feet more or less to the Place of Beginning; in the City of Gary, Lake County, Indiana.

                                   PARCEL II
                                   ---------

     Part of the Northeast 1/4 of the Northeast 1/4 of Section 3, Township 36 North, Range 8 West of the 2nd Principal Meridan, in the City of Gary, Lake County, Indiana, described as follows: Beginning at a point in the East line of said Section 3 which is 842.4 feet South of the Northeast corner of said Section 3 and is marked by an iron pipe in concrete; thence West on a line that is 130 feet North of and parallel to the base line described in Deed

Record 270 page 82 from Gary Land Company to New York Central Railroad recorded 1-23-20, a distance of 1113.25 feet to an iron pipe in the East varying width right of way of dedicated Tennessee Street as opened March 29, 1960 by Resolution 9586 City of Gary; thence Northwesterly on said East line of dedicated Tennessee Street 170.80 feet to the South line of dedicated 60 foot wide Mason Avenue as opened April 23, 1948; thence East on the South line of said 60 foot wide Mason Avenue 257.6 feet to a point of straight deflection in the South line of Mason Avenue; thence continuing on the South line of Mason Avenue deflected which is also the Northerly line of Parcel 6 in the aforesaid Deed Record 270 page 82, for a distance of 884.53 feet more or less to the point of beginning.

                         [Pages 26 & 27 are sketches.]